Exhibit 99.1
Synthesis Energy Systems www.synthesisenergy.com Making a Global Impact Gasification Technologies Conference San Francisco, CA October 10, 2011 UNLOCKING VALUE THROUGH CLEAN ENERGY TECHNOLOGY

Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the early stage of development of SES, its estimate of the sufficiency of existing capital sources, its ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future investments and operations, its ability to reduce operating costs, the limited history and viability of its technology, the effect of the current international financial crisis on its business, commodity prices and the availability and terms of financing opportunities, its results of operations in foreign countries and its ability to diversify, its ability to maintain production from its first plant in the ZZ joint venture, its ability to complete the expansion of the ZZ project, its ability to obtain the necessary approvals and permits for its Yima project and other future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project, its ability to negotiate the terms of the conversion of the Yima project from methanol to glycol, the sufficiency of internal controls and procedures and the ability of SES to grow its business as a result of the ZJX and Zuari transactions as well as its joint venture with Midas Resource Partners. Although SES believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct. 2

3 ABOUT US

Company Overview

- Global gasification leader - competitively differentiated, technologically advantaged
- Creating high value, high margin clean energy products in the most rapidly growing markets in the world
- U-GAS® technology[1] – exclusive worldwide license, highly scalable, proprietary, and readily commercially deployable
- Business model well vetted and commercially proven; 3.5 years successfully operating in China, working to build key position in India
- Multiple projects in pipeline with attractive economics, successfully leveraging off regional growth platforms
- Developing "captive" low cost positions in low rank coal and biomass feedstocks; vertically integrating
- Management team - decades of industry experience, technical sophistication, in-country knowledge and leadership

(1) U-GAS® is exclusively licensed from the Gas Technology Institute with SES' patented design improvements

SYNTHESIS ENERGY SYSTEMS 4

Building Momentum

SYNTHESIS ENERGY SYSTEMS

Yima/ZJX Investment (China)

- $84 million pending investment into SES
- Collaboration leverages position in China
- Facilitates multiple development opportunities

Zuari Investment (India)

- Initial $5 million investment into Company
- First step in establishing key position in high growth, high demand marketplace
- Development, licensing initiatives underway

SES/Midas Joint Venture (Resources)

- Vertically integrates feedstock resources, enhances competitive advantage
- Intended to develop resource-based and gasification project partnerships

SES this year has made significant progress advancing its business plan and attracting investment capital

These initiatives provide opportunities to build on existing positions, expand into important rapidly developing markets, and create long term value

Key additional initiatives include SES' recently announced technical services agreement with Ambre Energy.

- Application of U-GAS® in large scale Queensland GTL project
- Opens up new opportunities for licensing, equipment supply, and other technical services arrangements

SYNTHESIS ENERGY SYSTEMS 5

World Coal Reserves
Billion Short Tons

SES
SYNTHESIS ENERGY SYSTEMS

Sub-bituminous and lignite account for 53% of total recoverable global reserves



Turkey[2]
Total: 2.6
Bit & Anthracite: 0.6
Sub-bit & Lignite: 2.0

Russia[1]
Total: 173.1
Bit & Anthracite: 54.1
Sub-bituminous: 107.4
Lignite:11.5

China[1]
Total: 126.2
Bituminous & Anthracite: 68.6
Sub-bituminous: 37.1
Lignite: 20.5

USA[1]
Total: 260.6
Bituminous & Anthracite: 119.6
Sub-bituminous: 108.2
Lignite: 33.2

Vietnam[2]
Total: 0.2
Bit & Anthracite: 0.2

Australia & NZ[1]
Total: 84.8
Bit & Anthracite: 40.9
Sub-bituminous: 2.5
Lignite : 41.4

Total World Reserves[1]

Total: 948
Bituminous & Anthracite: 445.7
Sub-bituminous: 287.0
Lignite: 215.3

India[1]
Total: 66.8
Bituminous & Anthracite: 61.8
Lignite: 5.0

Africa[1]
Total: 34.9
Bituminous & Anthracite: 34.7
Sub-bituminous: 0.2

Indonesia[2]
Total: 6.1
Bituminous & Anthracite: 1.7
Sub-bituminous & Lignite: 4.4

Sources: US EIA International Energy Outlook 2011[1], BP Statistical Review of World Energy 2011[2]

SYNTHESIS ENERGY SYSTEMS 6

Our Technology Platform - U-GAS®

SES SYNTHESIS ENERGY SYSTEMS

U-GAS®(1) is a unique, proven technological gasification process that addresses the challenges of creating energy from low cost, low quality coal and biomass feedstocks

- Originated in U.S. at Gas Technology Institute ("GTI") and perfected over a thirty-five year period
- Commercialized by SES' two projects in China
- Fuel flexible – all ranks of coal & biomass
- Simple, low-cost design
- Efficient, low maintenance, reliable
- Lower water usage, improved environmental performance
- Well suited for small and larger scale applications


Syngas
Coal or biomass
Fluidizing gases
Air/Oxygen+steam
Ash

(1) U-GAS® is exclusively licensed from the Gas Technology Institute with SES' patented design improvements

SYNTHESIS ENERGY SYSTEMS 7

8 TECHNOLOGY

Paths To Value Creation

Low Value Feedstock | SES' U-GAS® (1) | Conversion Processes | High Value End Products



Low quality coals
Biomass
Synthesis Gas
(CO+ H_2)
Ash
CO_2 Capture Capable
Downstream Processes
By-Products
Sulfur
Power
•IGCC
•Fuel cells
Gas
•SNG
• Fuel Gas
Fertilizers
•Ammonia
•Urea
Steel Making
•DRI
Fuels
•Gasoline blending
•Syngas to gasoline
•Diesel - DME & FTL
•LPG - DME blending
Chemicals
•Methanol
•Hydrogen
•Olefins
•Acetic Acid
•Glycol

(1) U-GAS® is exclusively licensed from the Gas Technology Institute with SES' patented design improvements

SYNTHESIS ENERGY SYSTEMS 9

Technology Advantages Industry leading capability Commercially Proven Technology Developed by GTI over the past 35 years 11 pilot, demo and commercial units since 1975 SES proprietary "know-how" & technology capability Growing SES IP with twelve new patents pending Fuel Flexible Industry leading fuel range for coals & biomass Proven operation on the lowest cost coals Low Cost Low Operating Costs High operating reliability/availability Low water usage Low Capital Costs 30 to 40% lower than other gasification technologies More economical at smaller scale Equipment sourcing capability from China Environmental Solutions Creates clean gaseous product from dirty solid fuel Greenhouse gas capture capable - CO2 No generation of tars & oils U-GAS(r) Advantages 10 10 Environmental Solutions

U-GAS(r): Efficient, Clean OperationFluidized Bed vs Fixed/Moving Bed SES has Unique Advantage over Fixed/Moving BedFixed/moving bed has lower carbon conversion efficiencies due to the lower operating temperature Fixed/moving bed has non-uniform temperature profile, which promotes the generation of tars, oils, and other undesirable by-products Fixed/moving bed cannot handle fine material, thereby creating large piles of waste coal fines material Fluidized Bed Gasifier Moving Bed Gasifier 11

U-GAS®: Highly Fuel Flexible

Fluidized Bed versus Entrained Flow



40+
~10 -20
Moisture %
Entrained Flow Dry Feed
Entrained Flow Slurry Feed
SES U-GAS®
~ 20 - 25
50+
Ash %



Gas
Coal (1-6mm)
Steam
Air/O2
Dry Char



Gas
Coal (0.1mm) Slurry or dry
Coal (0.1mm) Slurry or dry
Steam + Air/O2
Steam + Air/O2
Slag

FLUIDIZED-BED PROCESS

- Med Operating Temperature
- Non-slagging conditions
- Uniform temp profile
- No Tars & Oils formed
- Can process fine coal
- Handles wet coal feed

ENTRAINED-FLOW PROCESS

- High operating temperature
- Slagging conditions
- High capital intensity
- No Tars & Oils formed
- Can process fine coal
- Cannot process wet coal feed

SYNTHESIS ENERGY SYSTEMS 12

Defining Fuel Flexibility

Sub-bit Coal & Lignite

Chinese, Shen Fu – Sub-Bituminous
Henan Yima – Sub-bituminous
Indian, Dadri, ROM
Montana Rosebud, Colstrip – Sub-bituminous
Wyoming, Big Horn – Sub-bituminous
North Dakota Lignite, Freedom
Saskatchewan Lignite, Shand
Inner Mongolia Lignite Baiyinghua
Queensland – Sub-bituminous



Sub-bituminous & Bituminous
Lignite
Coal Biomass Blend
Biomass

Bituminous Coal

Western Kentucky #9, washed & ROM
Western Kentucky #9 and 11, Camp
Australian, Bayswater #2, Sydney Basin
Pittsburgh #8, Champion and Ireland
Illinois #6, Peabody #10 & Crown III
Polish, Silesia
French, Merlebach – ROM
Utah – ROM
Columbian
Indian, N. Karanpura, washed & ROM
Shandong – ROM & washing middlings
Yishan –Middlings

Biomass

Pelletized waste wood, wood chips
Bagasse
Whole tree chips, hard and soft woods
Danish Willow
Rice and wheat straw
Alfalfa stems
Highway clippings
Bark and pulp sludge
Chicken litter

Coke Char, Peat & Wastes

U.S., China, Poland, Metallurgical Coke
Western Kentucky No. 9 coal char
Illinois No. 6 coal char
Finnish Peat, Viidansuo and Savaloneva
US Peat, Minnesota and North Carolina
Oil Shale, Eastern US
Automobile Shredder Residue

SYNTHESIS ENERGY SYSTEMS 13

14 OPERATIONS

U-GAS(r) Technology Development 15

Zao Zhuang Commercial Operations



- Zao Zhuang ("ZZ") – Shandong Province
- JV with Shandong Hai Hua Coal & Chemical Co. Ltd (96% SES / 4% HH)
- Proven U-GAS® performance with successful commercial operation; over 3.5 yrs
- Designed for 22,000 Nm^3/hr of clean syngas on coal washing waste (40 wt% ash)
- High syngas availability…over 97% average
- 30% turndown of design syngas rate
- Demonstrated on high ash middlings (55 wt%), ROM bituminous, high ash sub-bit, & lignite
- Successful third party commercial coal testing
  - ✓ Yima Coal Industry Group
  - ✓ Inner Mongolian Lignite
  - ✓ Ambre Energy
  - ✓ Yankuang Yishan Chemical Company

SYNTHESIS ENERGY SYSTEMS 16

Proximate Analysis Inner Mongolia Lignite ('09) Fines Reinjection ('10) Australian Sub-bit ('10) Moisture Content, wt % (ad) 12.05 1.84 4.84 Ash Content, wt % (ad) 20.40 27.39 37.76 Volatile Matter, wt % (ad) 31.18 29.64 32.25 Fixed Carbon, wt % (ad) 36.37 41.13 25.15 Moisture Content, wt% AR 26.50 4.0 LHV, BTU/lb, AR 6,786 9,162 6,904 Performance Inner Mongolia Lignite ('09) Fines Reinjection ('10) Australian Sub-bit ('10) CO+H2, mol% 65.14 66.60 72.5 H2/CO Ratio 1.43 1.23 1.05 HHV, BTU/scf* 254 256 272 Cold Gas Efficiency % 79 82 83 Carbon Conversion % 96 >98 96 * On a nitrogen, sulfur and moisture free basis ZZ Test Campaigns 17

Major Process Improvements SES' Fines Management System ("FMS") Carbon conversion and cold gas efficiency are calculated values. Slagging wet and dry feed gasification calculations based on DOE/NETL-2007/1281 IGGC performance study. Fixed bed gasification calculations based on DOE/NETL 401 / 040607 SNG performance study. 18 Performance Improvement from SES' FMS

ZZ Plant Performance 2011 19 19 (CHART) (CHART) (CHART)

Yima - A Multi-Phased Project Yima - A Multi-Phased Project The Yima Coal Industry Group is one of China's largest coal companies with total assets of RMB 15.7 billon (USD 2.3 billion)Chose U-GAS(r) following test campaign on Yima's high ash sub- bituminous coal at SES' Zao Zhuang facility 20

Yima Plant - Henan Province Phase 1 of $4B Mazhuang Coal Chemical and Energy Industrial ParkConverts 2400 mtpd of 38-45% ash coal to 300,000 mtpa methanolSyngas generation in mid-2012 Yima Coal Gasification Project 21

22 STRATEGY

Implementing Strategy
Through Regional Growth Platforms

SYNTHESIS ENERGY SYSTEMS

- **Strategic partnering key to SES global growth**
  - Partners typically well capitalized, bring financial muscle to table
  - Have ability to facilitate and capture new business
  - Facilitate completion of local approvals for projects
  - Experience with regional culture, language, customs and local business practices
  - Puts localized face/branding on Company
- **Emerging markets focus, high demand, significant commercial potential**
  - Well advanced in China, developing strong early foothold in India
  - Other Asian and developing regions on radar screen – Southeast Asia, Eastern Europe, Latin America, Southern Africa
- **Regional approach leverages SES technology position**
  - Regions targeted contain vast low-cost feedstock resources, essential to maintaining competitive advantage
  - SES will have ability to capture and integrate these resources into regional commercial effort, further distinguishing SES as leading cost competitor

SYNTHESIS ENERGY SYSTEMS 23

Multiple Paths to Growth & Profitability


SES Advanced Gasification Technology
Technology & Equipment Supply
Integrated Coal Resource Projects
Selective Project Investments

Three Pronged Global Growth Strategy

Technology, Equipment Supply & Services

- **Rapid U-GAS® Commercialization**
- **Grow installed base**
- **Near term earnings**

Project Investments

- **Equity Carries & Options**
- **Selective Investments**
- **Earnings from product sales**

Integrating Coal Resources

- **Vertical integration**
- **Links low cost feedstock**

SYNTHESIS ENERGY SYSTEMS
24

Technology, Equipment & Services

SYNTHESIS ENERGY SYSTEMS

SES
Scope of Supply



Gasification
Technology



Specialized
Equipment



Technical
Services

Licensing

- Potential to be a sustained revenue generator
- Technology royalty is typically a one time fee collected across project design, construction & startup
- Typical project cycle…24 to 48 months
- Typical transaction range \$3MM to \$30MM+ (1)

Specialized Equipment & Technical Services

- Pre-Order Engineering Services…coal testing, feasibility studies
- PDPs…engineered by SES & delivered prior to detailed design
- Equipment…proprietary equipment orders placed during detailed design
- Technical Services…training, commissioning, start-up, ongoing support



Feasibility Study
Front End Engineering Design
Construction
Start-up (typically 24 to 48 months from license)
License Agreement & PDP
Detailed Design & Equipment Procurement
Operator training
Lifetime engineering services

[1] *Typically based on the project's daily capacity to produce CO & H_2 (syngas) and methane as well as consideration for syngas energy content*

SYNTHESIS ENERGY SYSTEMS
25

Project Investments

- **Capital Investment – JVs with equity investment & carried interest**
  - Syngas plants, SNG, integrated methanol/glycol facilities, fertilizer businesses
  - Build Own Operate ("BOO") model
  - Build Own Transfer ("BOT") model
    - *Modular units; engineering, equipment and construction partnerships*
    - *Operating and technical services*
  - Revenue Sources
    - *Syngas sales*
    - *End product sales – SNG, Fuels, Chemicals, etc*
  - Majority Control/Minority Interest Positions
- **Focus - targeting high growth, high product demand, emerging markets**
- **Greenfield development and acquisitions**

SYNTHESIS ENERGY SYSTEMS
26

Representative Economics
China SNG Case

SYNTHESIS ENERGY SYSTEMS

U-GAS® Economics for SNG in China



12
10
8
6
4
2
0
$/mmbtu
Net Profit Potential from SNG
0.84
1.86
U-Gas® Based SNG Cost
Estimated Imported Gas Price at Gate
Natural Gas Price
Capital
O&M
Fuel Cost

Base Case Assumptions

- Representative 4 billion Nm³/yr SNG project in China
- Low rank coal feedstock
- Natural gas prices are estimated price at the city gate;
- Total invested capital: $2.3bn; coal price net of VAT, Rmb85per met ton ($16/m ton)

SES provides a clean, efficient & lower cost solution for SNG

China Synthetic Natural Gas - SNG

- Attractive economics
- Encouraged by Chinese government
- Large scale "mega" projects planned
  (Typically 4B Nm³/yr built in 1B Nm³/yr phases)
- Target fuel - low cost, low quality coal

SES technology can unlock value in lignite coal vs. other gasification technologies which can be limited to higher grade coal

- 1B Nm³/yr SNG => ~$150MM per annum in feedstock savings

SYNTHESIS ENERGY SYSTEMS
27

Integrating Coal Resources Vertically integrates and/or links under utilized, low quality coal resources to SES projects globallySES' U-GAS(r) technology facilitates monetization of low commercial value "stranded" coals that are otherwise difficult or impossible to commercializeSecures long-term low cost fuel for projectsPositions SES to be global leader in captive low rank coal resourcesTargeted regions include Asia, Eastern Europe, Eurasia, and parts of Africa 28

SES Resource Solutions 29

SRS Business Opportunities

SYNTHESIS ENERGY SYSTEMS

Coal export model

- Coal resource investment, including mining and rail to export port
- Coal consuming facilities, including SES U-GAS® facilities, in high value energy markets
- Australia, Indonesia, & Southern Africa are prime coal supply targets
- India, China, Japan, Korea, & Vietnam are prime energy market targets

Mine mouth gasification model

- Coal resources are proximate to reasonably high value energy market
- Investment opportunity includes full chain from resource to ultimate market
- Includes coal supply and chemical/SNG facilities in one location
- RSA, Mozambique, & Eastern Europe prime targets

Products

- DRI, SNG, methanol, ammonia, urea, acetic acid, gasoline, & power

SYNTHESIS ENERGY SYSTEMS 30

Coal Export Model

SRS is working with coal resource owners, Boards & executive management to quantify alternative options for commercialising their resources

- **Market constrained low grade coal**
  - ✓ High ash southern Africa coal
  - ✓ Indonesian sub-bituminous
  - ✓ High moisture content coal
  - ✓ High ash Surat Basin Queensland coal
  - ✓ Lignite in southern Australia and New Zealand
- **Outside of existing coal specs i.e. <4200 kcal/kg (7560 Btu/lb)**
- **Coals considered all fall within the property ranges successfully tested at SES' ZZ facility in China**



CHINA
JAPAN
INDIA
INDONESIA
MOZAMBIQUE
AUSTRALIA

SYNTHESIS ENERGY SYSTEMS
31

Low Rank Coal In Indonesia

Indonesian Opportunities

- Extensive undeveloped portions of Kaltim Prima lease
- Unlikely to be developed
- May lose rights if not accessed
- Sub 4200kcal/kg high moisture coal (>35% MC)
- To be priced outside of quality adjusted formula

Data based on information provided by lease owner



Tarakan
Coal
Samarinda
B.likpapan
Palangka Raya

HBA BULAN JUNI 2011

HBA JUNI	US$/Ton	119,03	FOB *Vessel*

HPB BATUBARA MARKER

NO	MEREK DAGANG/ *BRAND*	KUALITAS *TYPICAL*				HPB MARKER
		CV (kcal/kg GAR)	TM (%, ar)	TS (%, ar)	Ash (%,ar)	Juni 2011
	Batubara Utama					
1	Gunung Bayan I	7.000	10,0	1,0	15,0	128.13
2	Prima Coal	6.700	12,0	0,6	5,0	125.46
3	Pinang 6150	6.200	14,5	0,6	5,5	113.09
4	Indominco IM_East	5.700	17,5	1,6	4,8	97.00
5	Melawan Coal	5.400	22,5	0,4	5,0	91.25
6	Envirocoal	5.000	26,0	0,1	1,2	84.04
7	Jorong J-1	4.400	32,0	0,3	4,2	67.77
8	Ecocoal	4.200	35,0	0,2	3,9	61.40

SYNTHESIS ENERGY SYSTEMS
32

Low Rank Coal In Mozambique SRS is working in MozambiqueExtensive mining area - 38,700 Ha1.8 billion tonne resourceThree potential routes to portAlso investigating in-country gasificationData based on information provided by lease owner 33

Low Rank Coal in Australia

SYNTHESIS ENERGY SYSTEMS

SRS is working with a number of Surat Basin explorers

- Extensive land-locked high ash basin
- Surat Basin rail and new coal terminal at Gladstone proposed
- Underpinned by Xstrata mine (~30M mtpa)
- SES technology avoids need for washing cost and water usage



Wiggins Island Expansion
Rockhampton
Gladstone
N
Rail Upgrade
Banana
Moura
Southern Missing Link (Surat Basin Rail)
Theodore
Cracow
Maryborough
Taroom
Connection to mine site
Wandoan
Chinchilla
Dalby
Toowoomba
Brisbane
0
200km

SYNTHESIS ENERGY SYSTEMS 34

Building Value Working to become uniquely and competitively positioned for gasification of low cost feedstocks on a global basisCommercializing gasification technology in high demand, high growth markets: our only business Building significant momentum - achieving rapid early growth through regional platform strategy - Yima/ZJX, Zuari/India, SES-RSProven track record - successful operations in China for three years; multiple development initiatives and opportunities in pipeline World class management and technical team, indigenous country expertise Technological and feedstock advantages on a global scale drives our growth. 35

36 MAKING A GLOBAL IMPACT